EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                        PERIOD ENDING SEPTEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of October 20, 2003, and with respect to the performance of the Trust during the period of September 1, 2003 through September 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the
           Class A Noteholders .................................................................                            $ -
                                                                                                           ---------------------
       2.  The amount of distribution in respect to principal payment to the
           Class B Noteholders .................................................................                            $ -
                                                                                                           ---------------------
       3.  The amount of distribution in respect to principal payment to the
           Class C Noteholders .................................................................                            $ -
                                                                                                           ---------------------
       4.  The amount of distribution in respect to principal payment to the
           Class D Noteholders .................................................................                            $ -
                                                                                                           ---------------------
II.  Information regarding the current monthly interest distribution to the
     Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest................                      $ 1.06556
                                                                                                           ---------------------
       2.  The amount of distribution in respect to the Class B Monthly Interest................                      $ 1.41556
                                                                                                           ---------------------
       3.  The amount of distribution in respect to the Class C Monthly Interest................                      $ 1.99889
                                                                                                           ---------------------
       4.  The amount of distribution in respect to the Class D Monthly Interest................                      $ 3.98222
                                                                                                           ---------------------
III.  Information regarding the total monthly distribution to the Noteholders
      (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholders...............                      $ 1.06556
                                                                                                           ---------------------
       2.  The total amount of distribution in respect to the Class B Noteholders...............                      $ 1.41556
                                                                                                           ---------------------
       3.  The total amount of distribution in respect to the Class C Noteholders...............                      $ 1.99889
                                                                                                           ---------------------
       4.  The total amount of distribution in respect to the Class D Noteholders...............                      $ 3.98222
                                                                                                           ---------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date.......................               $ 567,166,921.90
                                                                                                           ---------------------
       2.  The aggregate amount of such Collections with respect to Finance
           Charge and Administrative Receivables for the Monthly Period
           preceding such Payment Date .........................................................                $ 54,011,467.10
                                                                                                           ---------------------
       3.  Recoveries for the preceding Monthly Period .........................................                 $ 3,332,509.97
                                                                                                           ---------------------
       4.  The Defaulted Amount for the preceding Monthly Period................................                $ 19,849,485.83
                                                                                                           ---------------------
       5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
           Monthly Period, and the denominator is the average Receivables for
           the preceding Monthly Period ........................................................                          7.11%
                                                                                                           ---------------------
       6.  The total amount of Principal Receivables in the trust at the
           beginning of the preceding Monthly Period............................................             $ 2,698,687,462.73
                                                                                                           ---------------------
       7.  The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period..................................................             $ 2,747,486,293.19
                                                                                                           ---------------------
       8.  The total amount of Finance Charge and Administrative Receivables in
           the Trust at the beginning of the preceding Monthly Period...........................                $ 64,102,242.64
                                                                                                           ---------------------

       9.  The total amount of Finance Charge and Administrative Receivables in
           the Trust as of the last day of the preceding Monthly Period.........................                $ 63,853,842.28
                                                                                                           ---------------------
       10.  The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period .....................             $ 2,290,000,000.00
                                                                                                           ---------------------
       11.  The Transferor Interest as of the last day of the preceding Monthly
            Period .............................................................................               $ 457,486,293.19
                                                                                                           ---------------------
       12.  The transferor percentage as of the last day of the preceding
            Monthly Period .....................................................................                         16.65%
                                                                                                           ---------------------
       13.  The Required Transferor Percentage..................................................                          7.00%
                                                                                                           ---------------------
       14.  The Required Transferor Interest ...................................................               $ 192,324,040.52
                                                                                                           ---------------------
       15.  The monthly principal payment rate for the preceding Monthly Period ................                        21.016%
                                                                                                           ---------------------
       16.  The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period ...........................................................                            $ -
                                                                                                           ---------------------
       17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the
            Monthly Period preceding such Payment Date:

                                                                         Percentage                       Aggregate
                                                                          of Total                         Account
                                                                         Receivables                       Balance
                                                                      ------------------             --------------------
             (a) Delinquent between 30 days and 59 days                          1.793%                  $ 50,398,169.66
             (b) Delinquent between 60 days and 89 days                          1.554%                  $ 43,678,053.33
             (c) Delinquent between 90 days and 119 days                         1.095%                  $ 30,776,661.23
             (d) Delinquent between 120 days and 149 days                        0.927%                  $ 26,056,492.49
             (e) Delinquent between 150 days and 179 days                        0.871%                  $ 24,492,695.74
             (f) Delinquent 180 days or greater                                  0.000%                      $ 12,593.08
                                                                      ------------------             --------------------
             (g) Aggregate                                                       6.240%                 $ 175,414,665.53
                                                                      ==================             ====================

V.  Information regarding Series 2000-C

       1.  The amount of Principal Receivables in the Trust  represented by the
           Invested Amount of Series 2000-C as of the last day of the related
           Monthly Period. ...........................................................                         $ 400,000,000.00
                                                                                                            --------------------
       2.  The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2000-C on the last day of the
           related Monthly Period.....................................................                         $ 400,000,000.00
                                                                                                            --------------------
                                                                                            NOTE FACTORS
       3.  The amount of Principal Receivables in the Trust represented by the
           Class A Note Principal Balance on the last day of the related
           Monthly Period ............................................................         1.0000          $ 320,000,000.00
                                                                                                            --------------------
       4.  The amount of Principal Receivables in the Trust represented by the
           Class B Note Principal Balance on the last day of the related
           Monthly Period ............................................................         1.0000           $ 38,000,000.00
                                                                                                            --------------------
       5.  The amount of Principal Receivables in the Trust represented by the
           Class C Note Principal Balance on the last day of the related
           Monthly Period .......................... .................................         1.0000           $ 28,000,000.00
                                                                                                            --------------------
       6.  The amount of Principal Receivables in the trust represented by the
           Class D Note Principal Balance on the last day of the related
           Monthly Period ............................................................         1.0000           $ 14,000,000.00
                                                                                                            --------------------
       7.  The Floating Investor Percentage with respect to the period:

       September 1, 2003 through September 22, 2003...................................                              14.8220202%
                                                                                                            --------------------
       September 23, 2003 through September 30, 2003 .................................                              14.4433918%
                                                                                                            --------------------
       8.  The Fixed Investor Percentage with respect to the period:

       September 1, 2003 through September 22, 2003...................................                          N/A
                                                                                                            --------------------
       September 23, 2003 through September 30, 2003 .................................                          N/A
                                                                                                            --------------------
       9.  The amount of Investor Principal Collections applicable to Series
           2000-C.....................................................................                          $ 83,476,098.99
                                                                                                            --------------------
       10a. The amount of Available Finance Charge Collections on deposit in
            the Collection Account on the related Payment Date........................                           $ 6,031,227.85
                                                                                                            --------------------
       10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
            Section 8.04(a) of the Master Indenture...................................                           $ 1,912,647.29
                                                                                                            --------------------
       11.  The Investor Default Amount for the related Monthly Period ...............                           $ 2,879,506.57
                                                                                                            --------------------
       12.  The Monthly Servicing Fee for the related Monthly Period..................                             $ 666,666.67
                                                                                                            --------------------

       13.  Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period...................................                         23.83%
                                                                                                            --------------------
             b. The default rate for the related Monthly Period.................................                          8.64%
                                                                                                            --------------------
             c. The Net Portfolio Yield for the related Monthly Period..........................                         15.19%
                                                                                                            --------------------
             d. The Base Rate for the related Monthly Period ...................................                          3.52%
                                                                                                            --------------------
             e. The Excess Spread Percentage for the related Monthly Period.....................                         11.67%
                                                                                                            --------------------
             f. The Quarterly Excess Spread Percentage for the related
                Monthly Period .................................................................                         10.38%
                                                                                                            --------------------
                    I) Excess Spread Percentage related to         Sep-03                                                11.67%
                                                                                                            --------------------
                    ii) Excess Spread Percentage related to        Aug-03                                                 9.35%
                                                                                                            --------------------
                    iii) Excess Spread Percentage related to       Jul-03                                                10.11%
                                                                                                            --------------------
       14.  Floating Rate Determinations:

          LIBOR for the Interest Period from September 22 through and including
            October 19, 2003....................................................................                       1.12000%
                                                                                                            --------------------
       15.  Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related
                  Payment Date (after taking into consideration deposits and withdraws
                  for the related Payment Date).................................................                            $ -
                                                                                                            --------------------
             b.  The Accumulation Shortfall with respect to the related Monthly Period..........                            $ -
                                                                                                            --------------------
             c.  The Principal Funding Investment Proceeds deposited in the Collection
                  Account to be treated as Available Finance Charge Collections.................                            $ -
                                                                                                            --------------------
       16.  Reserve Account

             a.  The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date)........................................................                            $ -
                                                                                                            --------------------
             b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                  Collections...................................................................                            $ -
                                                                                                            --------------------
             c.  Interest earnings on the Reserve Account deposited into the Collection
                  Account to be treated as Available Finance Charge Collections.................                            $ -
                                                                                                            --------------------
       17.  Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related
                  Payment Date .................................................................                 $ 7,000,000.00
                                                                                                            --------------------
             b.  The Available Cash Collateral Account Amount on the related
                  Payment Date .................................................................                 $ 7,000,000.00
                                                                                                            --------------------
       18.  Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related Monthly
                  Period .......................................................................                            $ -
                                                                                                            --------------------
             b.  The aggregate amount of Investor Charge-Offs reimbursed
                  on the Payment Date ..........................................................                            $ -
                                                                                                            --------------------
       19.  The Monthly Principal Reallocation Amount for the related Monthly Period............                            $ -
                                                                                                            --------------------

                    Advanta Bank Corp.
                    as Servicer

                    By:    /s/  MARK SHAPIRO
                    Name:  Mark Shapiro
                    Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                        PERIOD ENDING SEPTEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of October 20, 2003, and with respect to the performance of the Trust during the period of September 1, 2003 through September 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholders .......                   $ -
                                                                                                            -------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholders .......                   $ -
                                                                                                            -------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholders .......                   $ -
                                                                                                            -------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholders .......                   $ -
                                                                                                            -------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest .......................             $ 1.10444
                                                                                                            -------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest .......................             $ 1.53222
                                                                                                            -------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest .......................             $ 2.07667
                                                                                                            -------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest .......................             $ 4.76000
                                                                                                            -------------------

III. Information regarding the total monthly distribution to the Noteholders
(Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholders .......................            $ 1.10444
                                                                                                            -------------------

       2.  The total amount of distribution in respect to the Class B Noteholders .......................            $ 1.53222
                                                                                                            -------------------

       3.  The total amount of distribution in respect to the Class C Noteholders ......................             $ 2.07667
                                                                                                            -------------------

       4.  The total amount of distribution in respect to the Class D Noteholders .......................            $ 4.76000
                                                                                                            -------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date ...............................     $ 567,166,921.90
                                                                                                            -------------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date ................       $ 54,011,467.10
                                                                                                            --------------------

       3.  Recoveries for the preceding Monthly Period ..................................................       $ 3,332,509.97
                                                                                                            -------------------

       4.  The Defaulted Amount for the preceding Monthly Period ........................................      $ 19,849,485.83
                                                                                                            -------------------

       5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
           Period, and the denominator is the average Receivables for the
           preceding Monthly Period .....................................................................                  7.11%
                                                                                                            -------------------

       6.  The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period ..............................................................   $ 2,698,687,462.73
                                                                                                            -------------------

       7.  The total amount of Principal Receivables in the trust as of the last day
           of the preceding Monthly Period ..............................................................   $ 2,747,486,293.19
                                                                                                            -------------------

       8.  The total amount of Finance Charge and Administrative Receivables in
             the Trust at the beginning of the Preceding Monthly Period .................................      $ 64,102,242.64
                                                                                                            -------------------

       9.  The total amount of Finance Charge and Administrative Receivables in
             the Trust as of the last day of the preceding Monthly Period ...............................      $ 63,853,842.28
                                                                                                            -------------------

       10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
             of the last day of the preceding Monthly Period ............................................   $ 2,290,000,000.00
                                                                                                            -------------------

       11.  The Transferor Interest as of the last day of the preceding Monthly Period ..................     $ 457,486,293.19
                                                                                                            -------------------

       12.  The transferor percentage as of the last day of the preceding Monthly Period ................               16.65%
                                                                                                            -------------------

       13.  The Required Transferor Percentage ..........................................................                7.00%
                                                                                                            -------------------

       14.  The Required Transferor Interest ............................................................     $ 192,324,040.52
                                                                                                            -------------------

       15.  The monthly principal payment rate for the preceding Monthly Period .........................              21.016%
                                                                                                            -------------------

       16.  The balance in the Excess Funding Account as of the last day of the preceding
              Monthly Period ............................................................................                 $ -
                                                                                                            -------------------

       17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                       Percentage                       Aggregate
                                                                        of Total                         Account
                                                                       Receivables                       Balance
                                                                    ------------------             --------------------
             (a) Delinquent between 30 days and 59 days                        1.793%                  $ 50,398,169.66
             (b) Delinquent between 60 days and 89 days                        1.554%                  $ 43,678,053.33
             (c) Delinquent between 90 days and 119 days                       1.095%                  $ 30,776,661.23
             (d) Delinquent between 120 days and 149 days                      0.927%                  $ 26,056,492.49
             (e) Delinquent between 150 days and 179 days                      0.871%                  $ 24,492,695.74
             (f) Delinquent 180 days or greater                                0.000%                      $ 12,593.08
                                                                    ------------------             --------------------
             (g) Aggregate                                                     6.240%                 $ 175,414,665.53
                                                                    ==================             ====================

V.  Information regarding Series 2001-A

       1.  The amount of Principal Receivables in the Trust represented by the Invested
            Amount of Series 2001-A as of the last day of the related Monthly Period .......................   $ 300,000,000.00
                                                                                                               -----------------

       2.  The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of Series 2001-A on the last day of the related Monthly Period .................   $ 300,000,000.00
                                                                                                               -----------------
                                                                                               NOTE FACTORS

       3.  The amount of Principal Receivables in the Trust represented by the Class A Note
            Principal Balance on the last day of the related Monthly Period .................     1.0000       $ 240,000,000.00
                                                                                                               -----------------

       4.  The amount of Principal Receivables in the Trust represented by the Class B Note
            Principal Balance on the last day of the related Monthly Period .................     1.0000        $ 28,500,000.00
                                                                                                               -----------------

       5.  The amount of Principal Receivables in the Trust represented by the Class C Note
            Principal Balance on the last day of the related Monthly Period ..................    1.0000        $ 21,000,000.00
                                                                                                               -----------------

       6.  The amount of Principal Receivables in the trust represented by the Class D Note
            Principal Balance on the last day of the related Monthly Period .................     1.0000        $ 10,500,000.00
                                                                                                               -----------------

       7.  The Floating Investor Percentage with respect to the period:

       September 1, 2003 through September 22, 2003 ........................................................        11.1165151%
                                                                                                               -----------------
       September 23, 2003 through September 30, 2003 .......................................................        10.8325438%
                                                                                                               -----------------

       8.  The Fixed Investor Percentage with respect to the period:

       September 1, 2003 through September 22, 2003 ........................................................       N/A
                                                                                                               -----------------
       September 23, 2003 through September 30, 2003 .......................................................       N/A
                                                                                                               -----------------

       9. The amount of Investor Principal Collections applicable to Series 2001-A .........................    $ 62,607,073.96
                                                                                                               -----------------

       10a.  The amount of Available Finance Charge Collections on deposit in the
              Collection Account on the related Payment Date ...............................................     $ 4,523,420.87
                                                                                                               -----------------

       10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
              Section 8.04(a) of the Master Indenture ......................................................     $ 1,434,485.46
                                                                                                               -----------------

       11.  The Investor Default Amount for the related Monthly Period .....................................     $ 2,159,629.92
                                                                                                               -----------------

       12.  The Monthly Servicing Fee for the related Monthly Period .......................................       $ 500,000.00
                                                                                                               -----------------

       13.  Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period ..............................................             23.83%
                                                                                                               -----------------

             b. The default rate for the related Monthly Period ............................................              8.64%
                                                                                                               -----------------

             c. The Net Portfolio Yield for the related Monthly Period .....................................             15.19%
                                                                                                               -----------------

             d. The Base Rate for the related Monthly Period ...............................................              3.61%
                                                                                                               -----------------

             e. The Excess Spread Percentage for the related Monthly Period ................................             11.58%
                                                                                                               -----------------

             f. The Quarterly Excess Spread Percentage for the related Monthly Period ......................             10.28%
                                                                                                               -----------------

                     I) Excess Spread Percentage related to                    Sep-03                                    11.58%
                                                                                                               -----------------

                     ii) Excess Spread Percentage related to                   Aug-03                                     9.24%
                                                                                                               -----------------

                     iii) Excess Spread Percentage related to                  Jul-03                                    10.02%
                                                                                                               -----------------

       14.  Floating Rate Determinations:

          LIBOR for the Interest Period from September 22 through and including
                October 19, 2003                                                                                       1.12000%
                                                                                                               -----------------

       15.  Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related
                  Payment Date (after taking into consideration deposits and
                  withdraws for the related Payment Date)                                                                   $ -
                                                                                                               -----------------

             b.  The Accumulation Shortfall with respect to the related Monthly Period                                      $ -
                                                                                                               -----------------

             c.  The Principal Funding Investment Proceeds deposited in the Collection
                  Account to be treated as Available Finance Charge Collections                                             $ -
                                                                                                               -----------------

       16.  Reserve Account

             a.  The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date)                                                                                    $ -
                                                                                                               -----------------

             b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                  Collections                                                                                               $ -
                                                                                                               -----------------

             c.  Interest earnings on the Reserve Account deposited into the Collection
                  Account to be treated as Available Finance Charge Collections                                             $ -
                                                                                                               -----------------

       17.  Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related Payment Date                         $ 5,250,000.00
                                                                                                               -----------------

             b.  The Available Cash Collateral Account Amount on the related Payment Date                        $ 5,250,000.00
                                                                                                               -----------------

       18.  Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related
                  Monthly Period                                                                                            $ -
                                                                                                               -----------------

             b.  The aggregate amount of Investor Charge-Offs reimbursed
                  on the Payment Date                                                                                       $ -
                                                                                                               -----------------

       19.  The Monthly Principal Reallocation Amount for the related Monthly Period                                        $ -
                                                                                                               -----------------

                     Advanta Bank Corp.
                     as Servicer

                     By:  /s/  MARK SHAPIRO
                     Name: Mark Shapiro

                     Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                        PERIOD ENDING SEPTEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of October 20, 2003, and with respect to the performance of the Trust during the period of September 1, 2003 through September 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal payment to the Class A Noteholders .......                  $ -
                                                                                                            -------------------

        2.  The amount of distribution in respect to principal payment to the Class B Noteholders .......                  $ -
                                                                                                            -------------------

        3.  The amount of distribution in respect to principal payment to the Class C Noteholders .......                  $ -
                                                                                                            -------------------

        4.  The amount of distribution in respect to principal payment to the Class D Noteholders .......                  $ -
                                                                                                            -------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest .......................            $ 1.02667
                                                                                                            -------------------

        2.  The amount of distribution in respect to the Class B Monthly Interest .......................            $ 1.41556
                                                                                                            -------------------

        3.  The amount of distribution in respect to the Class C Monthly Interest .......................            $ 2.23222
                                                                                                            -------------------

        4.  The amount of distribution in respect to the Class D Monthly Interest .......................            $ 5.92667
                                                                                                            -------------------

III. Information regarding the total monthly distribution to the Noteholders
(Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholders ......................            $ 1.02667
                                                                                                            -------------------

        2.  The total amount of distribution in respect to the Class B Noteholders ......................            $ 1.41556
                                                                                                            -------------------

        3.  The total amount of distribution in respect to the Class C Noteholders ......................            $ 2.23222
                                                                                                            -------------------

        4.  The total amount of distribution in respect to the Class D Noteholders ......................            $ 5.92667
                                                                                                            -------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

        1.  The aggregate amount of such Collections with respect to Principal
             Receivables for the Monthly Period preceding such Payment Date .............................     $ 567,166,921.90
                                                                                                            -------------------

        2.  The aggregate amount of such Collections with respect to Finance
             Charge and Administrative Receivables
             for the Monthly Period preceding such Payment Date .........................................      $ 54,011,467.10
                                                                                                            -------------------

        3.  Recoveries for the preceding Monthly Period .................................................       $ 3,332,509.97
                                                                                                            -------------------

        4.  The Defaulted Amount for the preceding Monthly Period .......................................      $ 19,849,485.83
                                                                                                            -------------------

        5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
              Monthly Period, and the denominator is the average Receivables for
              the preceding Monthly Period ..............................................................                7.11%
                                                                                                            -------------------

        6.  The total amount of Principal Receivables in the trust at the beginning
              of the preceding Monthly Period ...........................................................   $ 2,698,687,462.73
                                                                                                            -------------------

        7.  The total amount of Principal Receivables in the trust as of the last day
              of the preceding Monthly Period ...........................................................   $ 2,747,486,293.19
                                                                                                            -------------------

        8.  The total amount of Finance Charge and Administrative Receivables in the
             Trust at the beginning of the preceding Monthly Period .....................................      $ 64,102,242.64
                                                                                                            -------------------

        9.  The total amount of Finance Charge and Administrative Receivables in the
             Trust as of the last day of the preceding Monthly Period ...................................      $ 63,853,842.28
                                                                                                            -------------------

        10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
              of the last day of the preceding Monthly Period ...........................................   $ 2,290,000,000.00
                                                                                                            -------------------

        11.  The Transferor Interest as of the last day of the preceding Monthly Period .................     $ 457,486,293.19
                                                                                                            -------------------

        12.  The transferor percentage as of the last day of the preceding Monthly Period ...............               16.65%
                                                                                                            -------------------

        13.  The Required Transferor Percentage .........................................................                7.00%
                                                                                                            -------------------

        14.  The Required Transferor Interest ...........................................................     $ 192,324,040.52
                                                                                                            -------------------

        15.  The monthly principal payment rate for the preceding Monthly Period ........................              21.016%
                                                                                                            -------------------

        16.  The balance in the Excess Funding Account as of the last day of the preceding
              Monthly Period ............................................................................                 $ -
                                                                                                            -------------------

        17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                      Percentage                Aggregate
                                                                       of Total                  Account
                                                                     Receivables                 Balance
                                                                   -----------------       ---------------------
               (a) Delinquent between 30 days and 59 days                    1.793%             $ 50,398,169.66
               (b) Delinquent between 60 days and 89 days                    1.554%             $ 43,678,053.33
               (c) Delinquent between 90 days and 119 days                   1.095%             $ 30,776,661.23
               (d) Delinquent between 120 days and 149 days                  0.927%             $ 26,056,492.49
               (e) Delinquent between 150 days and 179 days                  0.871%             $ 24,492,695.74
               (f) Delinquent 180 days or greater                            0.000%                 $ 12,593.08
                                                                   -----------------       ---------------------
               (g) Aggregate                                                 6.240%            $ 175,414,665.53
                                                                   =================       =====================


V.  Information regarding Series 2002-A

        1.  The amount of Principal Receivables in the Trust represented by the
             Invested Amount of Series 2002-A as of
             the last day of the related Monthly Period .......................................................   $ 300,000,000.00
                                                                                                                  -----------------

        2.  The amount of Principal Receivables in the Trust represented by the
             Adjusted Invested Amount of Series 2002-A
             on the last day of the related Monthly Period ....................................................   $ 300,000,000.00
                                                                                                                  -----------------
                                                                                                 NOTE FACTORS

        3.  The amount of Principal Receivables in the Trust represented by the
             Class A Note Principal Balance on
             the last day of the related Monthly Period ......................................      1.0000        $ 240,000,000.00
                                                                                                                  -----------------

        4.  The amount of Principal Receivables in the Trust represented by the
             Class B Note Principal Balance on
             the last day of the related Monthly Period ......................................      1.0000         $ 27,750,000.00
                                                                                                                  -----------------

        5.  The amount of Principal Receivables in the Trust represented by the
             Class C Note Principal Balance on
             the last day of the related Monthly Period ......................................      1.0000         $ 21,750,000.00
                                                                                                                  -----------------

        6.  The amount of Principal Receivables in the trust represented by the
             Class D Note Principal Balance
             on the last day of the related Monthly Period ...................................      1.0000         $ 10,500,000.00
                                                                                                                  -----------------

        7.  The Floating Investor Percentage with respect to the period:

        September 1, 2003 through September 22, 2003 ..........................................................        11.1165151%
                                                                                                                  -----------------
        September 23, 2003 through September 30, 2003 .........................................................        10.8325438%
                                                                                                                  -----------------

        8.  The Fixed Investor Percentage with respect to the period:

        September 1, 2003 through September 22, 2003 ..........................................................      N/A
                                                                                                                  -----------------
        September 23, 2003 through September 30, 2003 .........................................................      N/A
                                                                                                                  -----------------

        9. The amount of Investor Principal Collections applicable to Series 2002-A ...........................    $ 62,607,073.96
                                                                                                                  -----------------

        10a.  The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment Date
               to be treated as Servicer Interchange ..........................................................        $ 62,500.00
                                                                                                                  -----------------

        10b.  The amount of Available Finance Charge Collections on deposit in
               the Collection Account on the related Payment Date .............................................     $ 4,523,420.87
                                                                                                                  -----------------

        10c.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
               Section 8.04(a) of the Master Indenture ........................................................     $ 1,371,985.46
                                                                                                                  -----------------

        11.  The Investor Default Amount for the related Monthly Period .......................................     $ 2,159,629.92
                                                                                                                  -----------------

        12.  The Monthly Servicing Fee for the related Monthly Period .........................................       $ 500,000.00
                                                                                                                  -----------------

        13.  Trust yields for the related Monthly Period

               a.  The cash yield for the related Monthly Period ..............................................             23.83%
                                                                                                                  -----------------

               b.  The default rate for the related Monthly Period ............................................              8.64%
                                                                                                                  -----------------

               c.  The Net Portfolio Yield for the related Monthly Period .....................................             15.19%
                                                                                                                  -----------------

               d.  The Base Rate for the related Monthly Period ...............................................              3.59%
                                                                                                                  -----------------

               e.  The Excess Spread Percentage for the related Monthly Period ................................             11.60%
                                                                                                                  -----------------

               f.  The Quarterly Excess Spread Percentage for the related Monthly Period ......................             10.30%
                                                                                                                  -----------------

                      i) Excess Spread Percentage related to                 Sep-03 ...........................             11.60%
                                                                                                                  -----------------

                      ii) Excess Spread Percentage related to                Aug-03 ...........................              9.27%
                                                                                                                  -----------------

                      iii) Excess Spread Percentage related to               Jul-03 ...........................             10.04%
                                                                                                                  -----------------

        14.  Floating Rate Determinations:

           LIBOR for the Interest Period from September 22 through and including
             October 19, 2003 .................................................................................            1.12000%
                                                                                                                  -----------------

        15.  Principal Funding Account

               a.  The amount on deposit in the Principal Funding Account on the related
                    Payment Date (after taking into consideration deposits and withdraws
                    for the related Payment Date) .............................................................                 $ -
                                                                                                                  -----------------

               b.  The Accumulation Shortfall with respect to the related Monthly Period ......................                $ -
                                                                                                                  -----------------

               c.  The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections .............................                $ -
                                                                                                                  -----------------

        16.  Reserve Account

               a.  The amount on deposit in the Reserve Account on the related Payment
                     Date (after taking into consideration deposits and withdraws for the
                     related Payment Date) ....................................................................                $ -
                                                                                                                  -----------------

               b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                    Collections ...............................................................................                $ -
                                                                                                                  -----------------

               c.  Interest earnings on the Reserve Account deposited into the Collection
                    Account to be treated as Available Finance Charge Collections .............................                $ -
                                                                                                                  -----------------

        17.  Cash Collateral Account

               a.  The Required Cash Collateral Account Amount on the related Payment Date ....................     $ 6,000,000.00
                                                                                                                  -----------------

               b.  The Available Cash Collateral Account Amount on the related Payment Date ...................     $ 6,000,000.00
                                                                                                                  -----------------

        18.  Investor Charge-Offs

               a.  The aggregate amount of Investor Charge-Offs for the related
                    Monthly Period ............................................................................                $ -
                                                                                                                  -----------------

               b.  The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date .......................................................................                $ -
                                                                                                                  -----------------

        19.  The Monthly Principal Reallocation Amount for the related Monthly Period .........................                $ -
                                                                                                                  -----------------


                      Advanta Bank Corp.
                      as Servicer

                      By:  /s/  MARK SHAPIRO
                      Name: Mark Shapiro
                      Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                        PERIOD ENDING SEPTEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of October 20, 2003, and with respect to the performance of the Trust during the period of September 1, 2003 through September 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal
      Balance)

            1.    The amount of distribution in respect to principal payment to
                  the Class A Noteholders ..................................................                   $ -
                                                                                                -------------------
            2.    The amount of distribution in respect to principal payment to
                  the Class B Noteholders ..................................................                   $ -
                                                                                                -------------------
            3.    The amount of distribution in respect to principal payment to
                  the Class C Noteholders ..................................................                   $ -
                                                                                                -------------------
            4.    The amount of distribution in respect to principal payment to
                  the Class D Noteholders ..................................................                   $ -
                                                                                                -------------------
II.   Information regarding the current monthly interest distribution to the
      Noteholders (Stated on the basis of $1,000 original Note Principal
      Balance)

            1.    The amount of distribution in respect to the Class A Monthly
                  Interest .................................................................             $ 1.18222
                                                                                                -------------------
            2.    The amount of distribution in respect to the Class B Monthly
                  Interest .................................................................             $ 2.23222
                                                                                                -------------------
            3.    The amount of distribution in respect to the Class C Monthly
                  Interest .................................................................             $ 3.59333
                                                                                                -------------------
            4.    The amount of distribution in respect to the Class D Monthly
                  Interest .................................................................             $ 7.09333
                                                                                                -------------------
III.  Information regarding the total monthly distribution to the Noteholders
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The total amount of distribution in respect to the Class A
                  Noteholders ..............................................................             $ 1.18222
                                                                                                -------------------
            2.    The total amount of distribution in respect to the Class B
                  Noteholders ..............................................................             $ 2.23222
                                                                                                -------------------
            3.    The total amount of distribution in respect to the Class C
                  Noteholders ..............................................................             $ 3.59333
                                                                                                -------------------
            4.    The total amount of distribution in respect to the Class D
                  Noteholders ..............................................................             $ 7.09333
                                                                                                -------------------
IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

            1.    The aggregate amount of such Collections with respect to
                  Principal Receivables for the Monthly Period preceding such
                  Payment Date .............................................................      $ 567,166,921.90
                                                                                                -------------------
            2.    The aggregate amount of such Collections with respect to
                  Finance Charge and Administrative Receivables for the Monthly
                  Period preceding such Payment Date .......................................       $ 54,011,467.10
                                                                                                -------------------
            3.    Recoveries for the preceding Monthly Period ..............................        $ 3,332,509.97
                                                                                                -------------------
            4.    The Defaulted Amount for the preceding Monthly Period ....................       $ 19,849,485.83
                                                                                                -------------------
            5.    The annualized percentage equivalent of a fraction, the
                  numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
                  average Receivables for the preceding Monthly Period .....................                  7.11%
                                                                                                -------------------

            6.    The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period ................................    $ 2,698,687,462.73
                                                                                                -------------------
            7.    The total amount of Principal Receivables in the trust as of
                  the last day of the preceding Monthly Period .............................    $ 2,747,486,293.19
                                                                                                -------------------
            8.    The total amount of Finance Charge and Administrative
                  Receivables in the Trust at the beginning of the preceding
                  Monthly Period ...........................................................       $ 64,102,242.64
                                                                                                -------------------

            9.    The total amount of Finance Charge and Administrative
                  Receivables in the Trust as of the last day of the preceding
                  Monthly Period ...........................................................       $ 63,853,842.28
                                                                                                -------------------
            10.   The aggregated Adjusted Invested Amounts of all Series of
                  Notes outstanding as of the last day of the preceding Monthly
                  Period ...................................................................    $ 2,290,000,000.00
                                                                                                -------------------
            11.   The Transferor Interest as of the last day of the preceding
                  Monthly Period ...........................................................      $ 457,486,293.19
                                                                                                -------------------
            12.   The transferor percentage as of the last day of the preceding
                  Monthly Period ...........................................................                 16.65%
                                                                                                -------------------
            13.   The Required Transferor Percentage .......................................                  7.00%
                                                                                                -------------------
            14.   The Required Transferor Interest .........................................      $ 192,324,040.52
                                                                                                -------------------
            15.   The monthly principal payment rate for the preceding Monthly
                  Period ...................................................................                21.016%
                                                                                                -------------------
            16.   The balance in the Excess Funding Account as of the last day
                  of the preceding Monthly Period ..........................................                   $ -
                                                                                                -------------------
            17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the
                  Monthly Period preceding such Payment Date:

                                                                                  Percentage                   Aggregate
                                                                                   of Total                     Account
                                                                                 Receivables                    Balance
                                                                                 -----------             -----------------
                        (a) Delinquent between 30 days and 59 days                   1.793%               $ 50,398,169.66
                        (b) Delinquent between 60 days and 89 days                   1.554%               $ 43,678,053.33
                        (c) Delinquent between 90 days and 119 days                  1.095%               $ 30,776,661.23
                        (d) Delinquent between 120 days and 149 days                 0.927%               $ 26,056,492.49
                        (e) Delinquent between 150 days and 179 days                 0.871%               $ 24,492,695.74
                        (f) Delinquent 180 days or greater                           0.000%                   $ 12,593.08
                                                                                 -----------             -----------------
                        (g) Aggregate                                                6.240%              $ 175,414,665.53
                                                                                 ===========             =================


V.    Information regarding Series 2003-A

            1.    The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-A as of the last day of
                  the related Monthly Period ...............................................      $ 400,000,000.00
                                                                                                -------------------
            2.    The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-A on the last
                  day of the related Monthly Period ........................................      $ 400,000,000.00
                                                                                                -------------------
                                                                                  NOTE FACTORS

            3.    The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period .......................................     1.0000       $ 320,000,000.00
                                                                                                -------------------
            4.    The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period .......................................     1.0000        $ 37,000,000.00
                                                                                                -------------------
            5.    The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period .......................................     1.0000        $ 29,000,000.00
                                                                                                -------------------
            6.    The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period .......................................     1.0000        $ 14,000,000.00
                                                                                                -------------------
            7.    The Floating Investor Percentage with respect to the period:

            September 1, 2003 through September 22, 2003 ...................................            14.8220202%
                                                                                                -------------------
            September 23, 2003 through September 30, 2003 ..................................            14.4433918%
                                                                                                -------------------

            8.    The Fixed Investor Percentage with respect to the period:

            September 1, 2003 through September 22, 2003 ...................................            N/A
                                                                                                -------------------
            September 23, 2003 through September 30, 2003 ..................................            N/A
                                                                                                -------------------

            9.    The amount of Investor Principal Collections applicable to
                  Series 2003-A ............................................................       $ 83,476,098.99
                                                                                                -------------------
            10a.  The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment Date
                  to be treated as Servicer Interchange ....................................           $ 83,333.33
                                                                                                -------------------

            10b.  The amount of Available Finance Charge Collections on deposit
                  in the Collection Account on the related Payment Date ....................        $ 6,031,227.85
                                                                                                -------------------

            10c.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
                  pursuant to Section 8.04(a) of the Master Indenture ......................        $ 1,829,313.95
                                                                                                -------------------

            11.   The Investor Default Amount for the related Monthly Period ...............        $ 2,879,506.57
                                                                                                -------------------

            12.   The Monthly Servicing Fee for the related Monthly Period .................          $ 666,666.67
                                                                                                -------------------

            13.   Trust yields for the related Monthly Period

                        a.    The cash yield for the related Monthly Period ................                 23.83%
                                                                                                -------------------

                        b.    The default rate for the related Monthly Period ..............                 8.64%
                                                                                                -------------------

                        c.    The Net Portfolio Yield for the related Monthly
                              Period .......................................................                 15.19%
                                                                                                -------------------

                        d.    The Base Rate for the related Monthly Period .................                 3.99%
                                                                                                -------------------

                        e.    The Excess Spread Percentage for the related
                              Monthly Period ...............................................                 11.20%
                                                                                                -------------------

                        f.    The Quarterly Excess Spread Percentage for the
                              related Monthly Period .......................................                 9.86%
                                                                                                -------------------

                                    i)    Excess Spread Percentage related to        Sep-03                  11.20%
                                                                                                -------------------

                                    ii)   Excess Spread Percentage related to        Aug-03                   8.79%
                                                                                                -------------------

                                    iii)  Excess Spread Percentage related to        Jul-03                   9.60%
                                                                                                -------------------

            14.   Floating Rate Determinations:

               LIBOR for the Interest Period from September 22 through and
               including October 19, 2003 ..................................................               1.12000%
                                                                                                -------------------

            15.   Principal Funding Account

                        a.    The amount on deposit in the Principal Funding
                              Account on the related Payment Date (after taking
                              into consideration deposits and withdraws for the
                              related Payment Date) ........................................                   $ -
                                                                                                -------------------
                        b.    The Accumulation Shortfall with respect to the
                              related Monthly Period .......................................                   $ -
                                                                                                -------------------
                        c.    The Principal Funding Investment Proceeds
                              deposited in the Collection Account to be treated
                              as Available Finance Charge Collections ......................                   $ -
                                                                                                -------------------
            16.   Reserve Account

                        a.    The amount on deposit in the Reserve Account on
                              the related Payment Date (after taking into
                              consideration deposits and withdraws for the
                              related Payment Date) ........................................                   $ -
                                                                                                -------------------
                        b.    The Reserve Draw Amount for the related Monthly
                              Period deposited into the Collection Account to be
                              treated as Available Finance Charge Collections ..............                   $ -
                                                                                                -------------------
                        c.    Interest earnings on the Reserve Account deposited
                              into the Collection Account to be treated as
                              Available Finance Charge Collections .........................                   $ -
                                                                                                -------------------
            17.   Cash Collateral Account

                        a.    The Required Cash Collateral Account Amount on the
                              related Payment Date .........................................        $ 8,000,000.00
                                                                                                -------------------

                        b.    The Available Cash Collateral Account Amount on
                              the related Payment Date .....................................        $ 8,000,000.00
                                                                                                -------------------

            18.   Investor Charge-Offs

                        a.    The aggregate amount of Investor Charge-Offs for
                              the related Monthly Period ...................................                   $ -
                                                                                                -------------------

                        b.    The aggregate amount of Investor Charge-Offs
                              reimbursed on the Payment Date ...............................                   $ -
                                                                                                -------------------

            19.   The Monthly Principal Reallocation Amount for the related
                  Monthly Period ...........................................................                   $ -
                                                                                                -------------------

                                    Advanta Bank Corp.
                                    as Servicer

                                    By:  /s/  MARK SHAPIRO
                                    Name: Mark Shapiro

                                    Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                        PERIOD ENDING SEPTEMBER 30, 2003


The information which is required to be prepared with respect to the Payment Date of October 20, 2003, and with respect to the performance of the Trust during the period of September 1, 2003 through September 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.


I.  Information regarding the current monthly principal distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class
           A Noteholders .......................................................................   $                         -
                                                                                                   ----------------------------

     2.  The amount of distribution in respect to principal payment to the Class
           B Noteholders .......................................................................   $                         -
                                                                                                   ----------------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholders .   $                         -
                                                                                                   ----------------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholders .   $                         -
                                                                                                   ----------------------------

II.  Information regarding the current monthly interest distribution to the Noteholders
      (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest .................   $                   1.14333
                                                                                                   ----------------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest .................   $                   2.15444
                                                                                                   ----------------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest .................   $                   4.06000
                                                                                                   ----------------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest .................   $                   7.09333
                                                                                                   ----------------------------

III.  Information regarding the total monthly distribution to the Noteholders
       (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholders ................   $                   1.14333
                                                                                                   ----------------------------

     2.  The total amount of distribution in respect to the Class B Noteholders ................   $                   2.15444
                                                                                                   ----------------------------

     3.  The total amount of distribution in respect to the Class C Noteholders ................   $                   4.06000
                                                                                                   ----------------------------

     4.  The total amount of distribution in respect to the Class D Noteholders ................   $                   7.09333
                                                                                                   ----------------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables
          for the Monthly Period preceding such Payment Date ...................................   $            567,166,921.90
                                                                                                   ----------------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge
          and Administrative Receivables for the Monthly Period preceding such Payment Date ....   $             54,011,467.10
                                                                                                   ----------------------------

     3.  Recoveries for the preceding Monthly Period ...........................................   $              3,332,509.97
                                                                                                   ----------------------------

     4.  The Defaulted Amount for the preceding Monthly Period .................................   $             19,849,485.83
                                                                                                   ----------------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period,
          and the denominator is the average Receivables for the preceding Monthly Period ......                          7.11%
                                                                                                   ----------------------------

     6.  The total amount of Principal Receivables in the trust at the beginning
          of the preceding Monthly Period ......................................................   $          2,698,687,462.73
                                                                                                   ----------------------------

     7.  The total amount of Principal Receivables in the trust as of the last day
          of the preceding Monthly Period ......................................................   $          2,747,486,293.19
                                                                                                   ----------------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the
          Trust at the beginning of the preceding Monthly Period ...............................   $             64,102,242.64
                                                                                                   ----------------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the
          Trust as of the last day of the preceding Monthly Period .............................               $ 63,853,842.28
                                                                                                   ----------------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
            as of the last day of the preceding Monthly Period .................................            $ 2,290,000,000.00
                                                                                                   ----------------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period ...........              $ 457,486,293.19
                                                                                                   ----------------------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period .........                        16.65%
                                                                                                   ----------------------------

     13.  The Required Transferor Percentage ...................................................                         7.00%
                                                                                                   ----------------------------

     14.  The Required Transferor Interest .....................................................              $ 192,324,040.52
                                                                                                   ----------------------------

     15.  The monthly principal payment rate for the preceding Monthly Period ..................                       21.016%
                                                                                                   ----------------------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period ......................................................................                           $ -
                                                                                                   ----------------------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                   Percentage                      Aggregate
                                                                    of Total                        Account
                                                                  Receivables                       Balance
                                                               -------------------            ---------------------
         (a) Delinquent between 30 days and 59 days                        1.793%                  $ 50,398,169.66
         (b) Delinquent between 60 days and 89 days                        1.554%                  $ 43,678,053.33
         (c) Delinquent between 90 days and 119 days                       1.095%                  $ 30,776,661.23
         (d) Delinquent between 120 days and 149 days                      0.927%                  $ 26,056,492.49
         (e) Delinquent between 150 days and 179 days                      0.871%                  $ 24,492,695.74
         (f) Delinquent 180 days or greater                                0.000%                      $ 12,593.08
                                                               -------------------            ---------------------
         (g) Aggregate                                                     6.240%                 $ 175,414,665.53
                                                               ===================            =====================

V.  Information regarding Series 2003-B

     1.  The amount of Principal Receivables in the Trust  represented by the
          Invested Amount of Series 2003-B as of the last day of the related Monthly Period ....                 $ 300,000,000.00
                                                                                                                 -----------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2003-B on the last day of the related Monthly Period .......                 $ 300,000,000.00
                                                                                                                 -----------------
                                                                                                NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the
          Class A Note Principal Balance on the last day of the related Monthly Period .........   1.0000        $ 240,000,000.00
                                                                                                                 -----------------

     4.  The amount of Principal Receivables in the Trust represented by the
          Class B Note Principal Balance on the last day of the related Monthly Period .........   1.0000         $ 27,750,000.00
                                                                                                                 -----------------

     5.  The amount of Principal Receivables in the Trust represented by the
          Class C Note Principal Balance on the last day of the related Monthly Period .........   1.0000         $ 21,750,000.00
                                                                                                                 -----------------

     6.  The amount of Principal Receivables in the trust represented by the
          Class D Note Principal Balance on the last day of the related Monthly Period .........   1.0000         $ 10,500,000.00
                                                                                                                 -----------------

     7.  The Floating Investor Percentage with respect to the period:

     September 1, 2003 through September 22, 2003 ..............................................                      11.1165151%
                                                                                                                 -----------------
     September 23, 2003 through September 30, 2003 .............................................                      10.8325438%
                                                                                                                 -----------------

     8.  The Fixed Investor Percentage with respect to the period:

     September 1, 2003 through September 22, 2003 ..............................................                  N/A
                                                                                                                 -----------------
     September 23, 2003 through September 30, 2003 .............................................                  N/A
                                                                                                                 -----------------

     9. The amount of Investor Principal Collections applicable to Series 2003-B ...............                  $ 62,607,073.96
                                                                                                                 -----------------

     10a. The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date ......................................                   $ 4,523,420.87
                                                                                                                 -----------------

     10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
           Section 8.04(a) of the Master Indenture..............................................                   $ 1,434,485.46
                                                                                                                 -----------------

     11.  The Investor Default Amount for the related Monthly Period ...........................                   $ 2,159,629.92
                                                                                                                 -----------------

     12.  The Monthly Servicing Fee for the related Monthly Period .............................                     $ 500,000.00
                                                                                                                 -----------------

     13.  Trust yields for the related Monthly Period

         a.  The cash yield for the related Monthly Period .....................................                           23.83%
                                                                                                                 -----------------

         b.  The default rate for the related Monthly Period ...................................                            8.64%
                                                                                                                 -----------------

         c.  The Net Portfolio Yield for the related Monthly Period ............................                           15.19%
                                                                                                                 -----------------

         d.  The Base Rate for the related Monthly Period ......................................                            3.99%
                                                                                                                 -----------------

         e.  The Excess Spread Percentage for the related Monthly Period .......................                           11.20%
                                                                                                                 -----------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly Period .............                            9.77%
                                                                                                                 -----------------

             I) Excess Spread Percentage related to                        Sep-03                                          11.20%
                                                                                                                 -----------------

             ii) Excess Spread Percentage related to                       Aug-03                                           8.80%
                                                                                                                 -----------------

             iii) Excess Spread Percentage related to                      Jul-03                                           9.31%
                                                                                                                 -----------------

     14.  Floating Rate Determinations:

        LIBOR for the Interest Period from September 22 through and including October 19, 2003.                          1.12000%
                                                                                                                 -----------------

     15.  Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws
              for the related Payment Date).. ..................................................                              $ -
                                                                                                                 -----------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period .............                              $ -
                                                                                                                 -----------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections.. ..................                              $ -
                                                                                                                 -----------------

     16.  Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date).. ..........................................................                              $ -
                                                                                                                 -----------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections. .....................................................................                              $ -
                                                                                                                 -----------------

         c.  Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections ....................                              $ -
                                                                                                                 -----------------

     17.  Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date. ..........                   $ 6,750,000.00
                                                                                                                 -----------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date ..........                   $ 6,750,000.00
                                                                                                                 -----------------

     18.  Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .......                              $ -
                                                                                                                 -----------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed
              on the Payment Date ..............................................................                              $ -
                                                                                                                 -----------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............                              $ -
                                                                                                                 -----------------


             Advanta Bank Corp.
             as Servicer

             By:    /s/  MARK SHAPIRO
             Name:  Mark Shapiro
             Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                        PERIOD ENDING SEPTEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of October 20, 2003, and with respect to the performance of the Trust during the period of September 1, 2003 through September 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the
           Class A-1 Noteholders ...............................................................   $               --
                                                                                                   ------------------
      2. The amount of distribution in respect to principal payment to the
           Class A-2 Noteholders ...............................................................   $               --
                                                                                                   ------------------
      3. The amount of distribution in respect to principal payment to the
           Class B Noteholders .................................................................   $               --
                                                                                                   ------------------
      4. The amount of distribution in respect to principal payment to the
           Class C-1 Noteholders ...............................................................   $               --
                                                                                                   ------------------
      5. The amount of distribution in respect to principal payment to the
           Class C-2 Noteholders ...............................................................   $               --
                                                                                                   ------------------
      6. The amount of distribution in respect to principal payment to the
           Class D Noteholders .................................................................   $               --
                                                                                                   ------------------


II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A-1 Monthly Interest ...............   $          2.62555
                                                                                                   ------------------
      2. The amount of distribution in respect to the Class A-2 Monthly Interest ...............   $          2.46444
                                                                                                   ------------------
      3. The amount of distribution in respect to the Class B Monthly Interest .................   $          4.79278
                                                                                                   ------------------
      4. The amount of distribution in respect to the Class C-1 Monthly Interest ...............   $          9.28444
                                                                                                   ------------------
      5. The amount of distribution in respect to the Class C-2 Monthly Interest ...............   $         10.74306
                                                                                                   ------------------
      6. The amount of distribution in respect to the Class D Monthly Interest .................   $         14.87611
                                                                                                   ------------------


III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A-1 Noteholders ..............   $          2.62555
                                                                                                   ------------------
      2. The total amount of distribution in respect to the Class A-2 Noteholders ..............   $          2.46444
                                                                                                   ------------------
      3. The total amount of distribution in respect to the Class B Noteholders ................   $          4.79278
                                                                                                   ------------------
      4. The total amount of distribution in respect to the Class C-1 Noteholders ..............   $          9.28444
                                                                                                   ------------------
      5. The total amount of distribution in respect to the Class C-2 Noteholders ..............   $         10.74306
                                                                                                   ------------------
      6. The total amount of distribution in respect to the Class D Noteholders ................   $         14.87611
                                                                                                   ------------------


IV. Information regarding the performance of the Advanta Business Card Master
    Trust

      1. The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date ......................   $   567,166,921.90
                                                                                                   ------------------

      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
           Payment Date ........................................................................   $    54,011,467.10
                                                                                                   ------------------

      3. Recoveries for the preceding Monthly Period ...........................................   $     3,332,509.97
                                                                                                   ------------------

      4. The Defaulted Amount for the preceding Monthly Period .................................   $    19,849,485.83
                                                                                                   ------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
           Monthly Period, and the denominator is the average Receivables for the
           preceding Monthly Period ............................................................                 7.11%
                                                                                                   ------------------

      6. The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period .....................................................   $ 2,698,687,462.73
                                                                                                   ------------------

      7. The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period .................................................   $ 2,747,486,293.19
                                                                                                   ------------------

      8. The total amount of Finance Charge and Administrative Receivables in
           the Trust at the beginning of the preceding Monthly Period ..........................   $    64,102,242.64
                                                                                                   ------------------

      9. The total amount of Finance Charge and Administrative Receivables in the
           Trust as of the last day of the preceding Monthly Period ............................   $    63,853,842.28
                                                                                                   ------------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes
           outstanding as of the last day of the preceding Monthly Period ......................   $ 2,290,000,000.00
                                                                                                   ------------------

      11. The Transferor Interest as of the last day of the preceding Monthly
            Period .............................................................................   $   457,486,293.19
                                                                                                   ------------------

      12. The transferor percentage as of the last day of the preceding Monthly
            Period .............................................................................                16.65%
                                                                                                   ------------------

      13. The Required Transferor Percentage ...................................................                 7.00%
                                                                                                   ------------------

      14. The Required Transferor Interest .....................................................   $   192,324,040.52
                                                                                                   ------------------

      15. The monthly principal payment rate for the preceding Monthly Period ..................               21.016%
                                                                                                   ------------------

      16. The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period ...........................................................   $               --
                                                                                                   ------------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                      Percentage           Aggregate
                                                                       of Total             Account
                                                                      Receivables           Balance
                                                                      -----------           -------
                  (a) Delinquent between 30 days and 59 days             1.793%        $  50,398,169.66
                  (b) Delinquent between 60 days and 89 days             1.554%        $  43,678,053.33
                  (c) Delinquent between 90 days and 119 days            1.095%        $  30,776,661.23
                  (d) Delinquent between 120 days and 149 days           0.927%        $  26,056,492.49
                  (e) Delinquent between 150 days and 179 days           0.871%        $  24,492,695.74
                  (f) Delinquent 180 days or greater                     0.000%        $      12,593.08
                                                                         -----         ----------------
                  (g) Aggregate                                          6.240%        $ 175,414,665.53
                                                                         =====         ================

V. Information regarding Series 2003-C

      1. The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2003-C as of the last day of the related
           Monthly Period ......................................................................   $   300,000,000.00
                                                                                                   ------------------

      2. The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2003-C on the last day of the
           related Monthly Period ..............................................................   $   300,000,000.00
                                                                                                   ------------------

                                                                                    NOTE FACTORS
      3. The amount of Principal Receivables in the Trust represented by the
           Class A-1 Note Principal Balance on the last day of the related
           Monthly Period .........................................................    1.0000      $   210,000,000.00
                                                                                                   ------------------

      4. The amount of Principal Receivables in the Trust represented by the
           Class A-2 Note Principal Balance on the last day of the related
           Monthly Period .........................................................    1.0000      $    30,000,000.00
                                                                                                   ------------------

      5. The amount of Principal Receivables in the Trust represented by the
           Class B Note Principal Balance on the last day of the related Monthly
           Period .................................................................    1.0000      $    27,750,000.00
                                                                                                   ------------------

      6. The amount of Principal Receivables in the Trust represented by the
           Class C-1 Note Principal Balance on the last day of the related
           Monthly Period .........................................................    1.0000      $    10,000,000.00
                                                                                                   ------------------

      7. The amount of Principal Receivables in the Trust represented by the
           Class C-2 Note Principal Balance on the last day of the related
           Monthly Period .........................................................    1.0000      $    11,750,000.00
                                                                                                   ------------------

      8. The amount of Principal Receivables in the trust represented by the
           Class D Note Principal Balance on the last day of the related Monthly
           Period .................................................................    1.0000      $    10,500,000.00
                                                                                                   ------------------

      9. The Floating Investor Percentage with respect to the period:

      August 15, 2003 through August 31, 2003 ..................................................           11.0434003%
                                                                                                   ------------------
      September 1, 2003 through September 22, 2003 .............................................           11.1165151%
                                                                                                   ------------------
      September 23, 2003 through September 30, 2003 ............................................           10.8325438%
                                                                                                   ------------------

      10. The Fixed Investor Percentage with respect to the period:

      August 15, 2003 through August 31, 2003 ..................................................           N/A
                                                                                                   ------------------
      September 1, 2003 through September 22, 2003 .............................................           N/A
                                                                                                   ------------------
      September 23, 2003 through September 30, 2003 ............................................           N/A
                                                                                                   ------------------

      11. The amount of Investor Principal Collections applicable to Series
            2003-C .............................................................................   $    95,248,958.81
                                                                                                   ------------------

      12a. The amount of Available Finance Charge Collections on deposit in the
             Collection Account on the related Payment Date ....................................   $     6,999,091.80
                                                                                                   ------------------

      12b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
             Section 8.04(a) of the Master Indenture ...........................................   $     2,097,729.05
                                                                                                   ------------------

      13. The Investor Default Amount for the related Monthly Period ...........................   $     4,267,911.80
                                                                                                   ------------------

      14. The Monthly Servicing Fee for the related Monthly Period .............................   $       500,000.00
                                                                                                   ------------------

      15. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period .............................                36.39%
                                                                                                   ------------------

                  b. The default rate for the related Monthly Period ...........................                17.07%
                                                                                                   ------------------

                  c. The Net Portfolio Yield for the related Monthly Period ....................                19.32%
                                                                                                   ------------------

                  d  The Base Rate for the related Monthly Period ..............................                 6.53%
                                                                                                   ------------------

                  e  The Excess Spread Percentage for the related Monthly Period ...............                12.79%
                                                                                                   ------------------

                  f. The Quarterly Excess Spread Percentage for the related
                       Monthly Period ..........................................................                12.79%
                                                                                                   ------------------

                        i) Excess Spread Percentage related to                    Sep-03                        12.79%
                                                                                                   ------------------

                        ii) Excess Spread Percentage related to                   Aug-03                           NA
                                                                                                   ------------------

                        iii) Excess Spread Percentage related to                  Jul-03                           NA
                                                                                                   ------------------

      16. Trust yields from September 1 - September 30, 2003 (Disclosure purposes only)

                  a. The cash yield for the related Monthly Period .............................                23.83%
                                                                                                   ------------------

                  b. The default rate for the related Monthly Period ...........................                 8.64%
                                                                                                   ------------------

                  c. The Net Portfolio Yield for the related Monthly Period ....................                15.19%
                                                                                                   ------------------

      17. Floating Rate Determinations:

      Average Federal Funds Rate for the Interest Period from August 15, 2003
        through and including October 19, 2003 .................................................              1.03212%
                                                                                                   ------------------
      LIBOR for the portion of the Interest Period from August 15, 2003 through
        and including September 21, 2003 .......................................................              1.11000%
                                                                                                   ------------------
      LIBOR for the portion of the Interest Period from September 22, 2003
        through and including October 19, 2003 .................................................              1.12000%
                                                                                                   ------------------

      Federal Funds Rate in effect for each day during the interest period of August 15, 2003 through and including October 19, 2003:

      August 15    1.22%      September 1     1.04%      September 18    0.97%      October 5     1.02%
      August 16    1.22%      September 2     1.01%      September 19    1.00%      October 6     0.99%
      August 17    1.22%      September 3     1.06%      September 20    1.00%      October 7     0.99%
      August 18    1.39%      September 4     0.96%      September 21    1.00%      October 8     0.98%
      August 19    1.03%      September 5     0.98%      September 22    0.99%      October 9     0.99%
      August 20    0.93%      September 6     0.98%      September 23    1.02%      October 10    1.02%
      August 21    0.89%      September 7     0.98%      September 24    1.01%      October 11    1.02%
      August 22    1.01%      September 8     0.96%      September 25    1.03%      October 12    1.02%
      August 23    1.01%      September 9     0.99%      September 26    1.08%      October 13    1.02%
      August 24    1.01%      September 10    0.95%      September 27    1.08%      October 14    1.00%
      August 25    0.99%      September 11    0.95%      September 28    1.08%      October 15    1.08%
      August 26    1.04%      September 12    1.00%      September 29    1.03%      October 16    1.08%
      August 27    1.00%      September 13    1.00%      September 30    1.04%      October 17    1.08%
      August 28    0.98%      September 14    1.00%      October 1       1.17%      October 18    1.08%
      August 29    1.04%      September 15    1.02%      October 2       1.11%      October 19    1.08%
      August 30    1.04%      September 16    1.11%      October 3       1.02%
      August 31    1.04%      September 17    0.97%      October 4       1.02%

      18. Principal Funding Account

                  a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                       deposits and withdraws for the related Payment Date) ....................   $               --
                                                                                                   ------------------

                  b. The Accumulation Shortfall with respect to the related
                       Monthly Period ..........................................................   $               --
                                                                                                   ------------------

                  c. The Principal Funding Investment Proceeds deposited in the
                       Collection Account to be treated as Available Finance
                       Charge Collections ......................................................   $               --
                                                                                                   ------------------

      19. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related
                       Payment Date (after taking into consideration deposits and
                       withdraws for the related Payment Date) .................................   $               --
                                                                                                   ------------------

                  b. The Reserve Draw Amount for the related Monthly Period
                       deposited into the Collection Account to be treated as
                       Available Finance Charge Collections ....................................   $               --
                                                                                                   ------------------

                  c. Interest earnings on the Reserve Account deposited into the
                       Collection Account to be treated as Available Finance
                       Charge Collections ......................................................   $               --
                                                                                                   ------------------

      20. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related
                       Payment Date ............................................................   $     6,750,000.00
                                                                                                   ------------------

                  b. The Available Cash Collateral Account Amount on the related
                       Payment Date ............................................................   $     6,750,000.00
                                                                                                   ------------------

      21. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the related
                       Monthly Period ..........................................................   $               --
                                                                                                   ------------------

                  b. The aggregate amount of Investor Charge-Offs reimbursed on
                       the Payment Date ........................................................   $               --
                                                                                                   ------------------

      22. The Monthly Principal Reallocation Amount for the related Monthly Period .............   $               --
                                                                                                   ------------------


                        Advanta Bank Corp.
                        as Servicer

                        By: /s/  MARK SHAPIRO
                        Name: Mark Shapiro

                        Title: Assistant Vice President - Structured Finance